UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 27, 2010

ALTIGEN COMMUNICATIONS, INC.
 (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27427 (Commission File Number)	94-3204299 (IRS Employer Identification Number)

410 East Plumeria Drive, San Jose, CA 95134
(Address of principal executive offices, including zip code)

(408) 597-9000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On January 27, 2010, AltiGen Communications, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2009. A copy of the press release is furnished as Exhibit 99.1 to this current report.

The information in this current report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release of AltiGen Communications, Inc. dated January 27, 2010, furnished in accordance with Item 2.02 of this current report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

ALTIGEN COMMUNICATIONS, INC.

Date: January 27, 2010	By:	/s/ Philip M. McDermott
Name: Philip M. McDermott
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release of AltiGen Communications, Inc. dated January 27, 2010, furnished in accordance with Item 2.02 of this current report on Form 8-K.